EXHIBIT 99.1

                           CHANG G. PARK, CPA, PH. D.
              o 371 E STREET o CHULA VISTA o CALIFORNIA 91910-2615 o
                 o TELEPHONE (858)722-5953 o FAX (858) 408-2695
                         o E-MAIL CHANGGPARK@GMAIL.COM o
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                                  July 18, 2007



Environmental Service Professionals, Inc.
1111 East Tahquitz Canyon Way, Suite 110
Palm Springs, California 92262

Attention:  Edward L. Torres, Chief Executive Officer

         Re:      Report on Form 8-K/A, dated July 18, 2007
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Dear Mr. Torres:

         Our firm has reviewed the above referenced Report on Form 8-K/A proposed to be filed with the Securities and Exchange Commission relating to the Company's restatement of its financial statements for the fiscal year ending December 31, 2006. We have no disagreement with the contents of that Report.


                                                          Very Truly Yours,


                                                          /s/ Chang Park
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                                                          Chang Park, CPA